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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            CALAMOS INVESTMENT TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                    IMPORTANT
                          YOUR VOTE IS URGENTLY NEEDED


Dear Shareholder of the Calamos Funds:

We recently sent you proxy materials asking you to consider and approve several proposals affecting your investment in the Calamos Funds.

The Board of Trustees of the Calamos Funds has approved a proposed Management Agreement that would increase the breakpoints in the management fees paid to Calamos Asset Management Inc., by the Convertible Fund, Growth and Income Fund, Market Neutral Fund, and Growth Fund. After thorough review the Board has unanimously concluded that the proposed changes are in the best interest of Calamos Funds and our shareholders. The Special Meeting of Shareholders for the purpose of approving or disapproving the Agreement has been called to be held on July 25, 2000. A complete description of the proposal is provided in the proxy statement, which was first mailed to you on June 22, 2000.

Your vote is important! Please take a moment now to review the proxy statement, sign the proxy card and return the card immediately if you have not done so already. For your convenience, we are enclosing another proxy card(s) along with a pre-paid postage envelope.

If you prefer, you can also vote by phone or internet. Except where posted, these methods are generally available 24 hours a day and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone do not mail the proxy card.

PLEASE NOTE THAT IF YOUR BROKER HOLDS YOUR SHARES IN THE CALAMOS FUNDS, HE OR SHE DOES NOT HAVE THE DISCRETION TO VOTE ON THIS EXTREMELY IMPORTANT PROPOSAL. THEREFORE, WE ARE ASKING YOU TO COMPLETE THE ENCLOSED PROXY/VOTING INSTRUCTION CARD.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

TO VOTE ON THE INTERNET
1.  Go to www.proxyvote.com
2.  Enter the 12-digit control number found on your proxy card.
3.  Follow the instructions on the site.

TO VOTE BY TOUCH-TONE TELEPHONE
1.  Call the toll-free number listed on proxy card.
2.  Enter the 12-digit control number
3.  Follow the recorded instructions.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.



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                                    IMPORTANT
                          YOUR VOTE IS URGENTLY NEEDED



Dear Shareholder of the Calamos Funds:

We recently sent you proxy materials asking you to consider and approve several proposals affecting your investment in the Calamos Funds.

The Board of Trustees of the Calamos Funds has approved a proposed Management Agreement that would increase the breakpoints in the management fees paid to Calamos Asset Management, Inc., by the Convertible Fund, Growth and Income Fund, Market Neutral Fund, and Growth Fund. After thorough review the Board has unanimously concluded that the proposed changes are in the best interest of Calamos Funds and our shareholders. The Special Meeting of Shareholders for the purpose of approving or disapproving the Agreement has been called to be held on July 25, 2000. A complete description of the proposal is provided in the proxy statement, which was first mailed to you on June 22, 2000.

Your vote is important! Please take a moment now to review the proxy statement, sign the proxy card and return the card immediately if you have not done so already. For your convenience, we are enclosing another proxy card(s) along with a pre-paid postage envelope.

If you prefer, you can also vote by phone or internet. Except where posted, these methods are generally available 24 hours a day and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

TO VOTE ON THE INTERNET
1.  Go to www.proxyweb.com
2.  Enter the control number found on your proxy card.
3.  Follow the instructions on the site.

TO VOTE BY TOUCH-TONE TELEPHONE
1.  Call the toll-free number listed on proxy card, 1-888-221-0697.
2.  Enter the control number
3.  Follow the recorded instructions.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.